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                                                                    EXHIBIT 10.2


                                EQUIPMENT LEASE

     This Equipment Lease (the "Lease"), effective as of this 26th day of January, 2001, is by and between Stokes Canning Company, a Colorado corporation ("Lessor"), and Hoopeston Foods Denver Corp., a Delaware corporation ("Lessee").

     WHEREAS, concurrent with the execution of this Lease, Lessor and Lessee are entering into (i) a Lease Agreement (the "Real Property Lease") for Lessee to lease Lessor's plant and real property located at 5590 High Street, Denver, Colorado (the "Plant"), and (ii) certain other agreements listed on Schedule 1 hereto (the Real Property Lease and the other agreements listed on Schedule 1 are collectively referred to as the "Other Agreements");

     WHEREAS, the Lessor has certain equipment and personal property located at the Plant and described on Exhibit A, attached hereto and incorporated herein (collectively, the "Equipment");

     WHEREAS, the Lessor is indebted to Wells Fargo Credit, Inc. ("Lender") under the terms of that certain Credit and Security Agreement, dated as of July 27, 1999, entered into between Lessor and Lender (the "Loan Agreement"). To secure Lessor's obligations to Lender under the Loan Agreement, Lessor has granted Lender a security interest in, among other things, Lessor's interest in personal property, including without limitation, the Equipment;

     WHEREAS, in connection with the transactions under the Other Agreements and pursuant to all of the terms and conditions set forth herein, Lessee desires to lease the Equipment from Lessor, and Lessor desires to lease the Equipment to Lessee;

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and in the Other Agreements, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the Equipment described on Exhibit A hereto; subject to the prior lien of Lender. The parties acknowledge that, in the event of an Event of Default under the Loan Agreement (as defined therein), and for so long as the Lessor remains indebted to Lender, Lender may exercise all of its rights and remedies, including without limitation, its right to repossess and foreclose on the Equipment and terminate this Lease, and its purchase option rights granted to Lessee (collectively, "Lender's Rights"). Upon payment in full of the Lessor's Obligations to Lender (as defined in the Loan Agreement), Lender agrees to release its liens on its Collateral, including the Equipment. Nothing contained in the Lease shall be construed to relieve Lessor of its obligations to Lender under the terms of the Loan Agreement. In the event that Lender exercises its rights against its Collateral, (i) nothing herein shall be construed to waive, release or otherwise modify any claims or rights that Lessor or Lessee might assert against each other and (ii) Lessor shall remain fully liable to Lessee for all of Lessor's obligations under this Lease.


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2.   COMMENCEMENT AND TERMINATION. This Lease shall commence as of the date first set forth above (the "Commencement Date") and shall continue thereafter and terminate on the date that is the later of (i) 5 years after the Commencement Date and (ii) the expiration or termination of the Co-Pack and Warehousing Agreement between the parties hereto (such term is referred to herein as the "Lease Term").

3. PAYMENTS. The consideration for the lease of the Equipment is the obligations of the Lessee under this Agreement and the Other Agreements. Lessee shall pay all sales, use, excise, personal property, stamp, documentary, and ad valorem taxes, licenses and registration fees, assessments, fines, penalties, and other charges imposed on the ownership, possession or use of the Equipment during the term of this Lease, and Lessee shall pay all taxes (except income taxes imposed on Lessor) with respect to the payment hereunder, and shall, with the next scheduled payment, reimburse Lessor for any taxes paid in advance by Lessor. Lessee's obligation to pay such taxes, fees, assessments, fines, penalties, and other charges shall survive termination of the Lease. All payments under this Lease shall be made to Lessor at the address set forth above or at any other address Lessor subsequently gives to Lessee for purposes of making payment. In the event of default, payments made under the Lease may be applied to Lessee's obligation to Lessor in any order Lessor chooses.

4.   EQUIPMENT AND DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT ALL OF
THE EQUIPMENT IS USED AND IS BEING LEASED TO LESSEE HEREUNDER ON AN AS, IS BASIS AND WITH ALL DEFECTS AND FAULTS. LESSEE HAS FULLY INSPECTED THE EQUIPMENT AND
IS SATISFIED THAT THE EQUIPMENT IS ACCEPTABLE AND SATISFACTORY IN ALL RESPECTS. LESSOR MAKES NO REPRESENTATIONS AND DISCLAIMS ALL WARRANTIES EXPRESS OR
IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY. LESSEE HEREBY WAIVES
ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT)
IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT. Provided Lessee is not in default of this Lease or the Other Agreements, and subject to Lender's Rights, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties and service agreements, if any, with respect to the Equipment; provided, however that Lessee's sole remedy for breach of any such warranty or service agreement shall be against the manufacturer of such Equipment and not against the Lessor, nor shall such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder. Any defect, damage or other problem with the Equipment shall be the sole responsibility of Lessee and Lessee shall not assert any claim or offset against Lessor or amounts payable by Lessee hereunder.

5. AMENDMENTS; FACSIMILE COPIES. No term or provision of this Lease may be amended, altered, waived, discharged or terminated except by written instrument signed



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by the parties hereto. Lessee agrees and acknowledges that facsimile copies of the Lease and all other agreements, instruments and documents executed by Lessee in connection herewith (collectively the "Documents") may be admitted in any litigation or other proceeding concerning this Lease to the same extent as the original thereof. Lessee waives any objection to the admissibility of facsimile copies of the Lease or Documents.

6. LESSEE INDEMNIFICATION. Lessee hereby agrees to indemnify and hold Lessor and Lessor's agents and employees, harmless from any and all liability, damage, or loss, including attorneys' fees and court costs, arising out of the possession, operation, control, use, maintenance, or delivery of the Equipment.

7. POWER OF ATTORNEY/FINANCING STATEMENTS. Lessee hereby makes, constitutes and appoints Lessor and its assigns its true and lawful attorney and agent for it and in its name, place and stead to execute, deliver and file any UCC financing statements and other documents that Lessor deems necessary or advisable in order to protect Lessor's rights in the Equipment. This power being coupled with an interest shall be irrevocable for the term of the Lease. Lessor and Lessee agree that a carbon, photographic or other reproduction of the Lease may be filed as a financing statement under the UCC.

8. LOCATION AND INSPECTION. The Equipment shall be kept at the Plant at all times during the Lease Term, and Lessee shall not remove or allow such Equipment to be removed therefrom without Lessor's prior written consent except in the ordinary course of maintaining the Equipment. Any and all costs incurred by Lessor as a result of such relocation shall be borne by Lessee. Any charges hereunder shall not abate during the period the Equipment is out of service due to any such relocation requested by Lessee. Lessee shall permit Lessor on its premises to inspect the Equipment and the business records of Lessee relating to it during normal business hours.

9. USE OF EQUIPMENT. Lessee shall, at its expense, use, maintain and keep the Equipment in good operating order in the manner for which it was designed and intended, solely for Lessee's business purpose, in accordance with manufacturer's recommendations and in compliance with all applicable laws, regulations and insurance requirements. Lessee shall not make any alterations or additions to the Equipment without the prior written consent of Lessor, which consent may not be unreasonably withheld. All additions, attachments, or replacements made to the Equipment, unless otherwise agreed to in writing by Lessor, shall become part of the Equipment and shall be owned by Lessor. Lessee, at its expense, shall maintain the Equipment in good operating order and repair in accordance with the manufacturer's recommendations. Supplies required for use of the Equipment are to be provided by Lessee at its expense and are to meet with the Equipment Manufacturer's specifications.

10. LESSEE REPRESENTATIONS. Lessee warrants and represents that (a) all legal action has been taken to permit Lessee to execute and perform this Lease; (b) its entering into and performance of this Lease will not violate any law or regulation applicable to Lessee; (c) this Lease constitutes a legal, valid, and binding obligation, enforceable

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against Lessee in accordance with its terms; (d) all financial or other statements furnished or made to Lessor by Lessee are true and correct in all material respects; and (e) Lessee is in good standing in its state of incorporation and is entitled to own properties and to carry on a business in the state where the Equipment is to be located. Any person signing this Lease for Lessee warrants that he is duly authorized and empowered to do so.

11. LESSOR REPRESENTATIONS. Lessor warrants and represents that (a) all legal action has been taken to permit Lessor to execute and perform this Lease; (b) its entering into and performance of this Lease will not violate any law or regulation applicable to Lessor; (c) this Lease constitutes a legal, valid, and binding obligation, enforceable against Lessor in accordance with its terms;
(d) all financial or other statements furnished or made to Lessee by Lessor are true and correct in all material respects; (e) Lessor has clear and marketable title in and to the Equipment free and clear of all encumbrances of any nature whatsoever, except those granted to Lender; and (e) Lessor is in good standing in its state of incorporation and is entitled to own properties and to carry on a business in the state where the Equipment is to be located. Any person signing this Lease for Lessor warrants that he is duly authorized and empowered to do so.

12. INSURANCE. Lessee shall at all times during the Lease Term carry and maintain at its expense, insurance covering (a) theft and all risks of loss or damage from any cause whatsoever for an amount not less than the replacement value of the Equipment or the unpaid amount of the Lease, whichever amount is greater, and which names, so long as the Loan Agreement remains outstanding, Lender, and its assigns as loss payee and thereafter, names Lessor and its assigns; and (b) public liability, both personal injury and property damage covering the maintenance and operation of the Equipment and its use and which names Lessor and its assigns as an additional insured. All such insurance coverage shall be in form, amount and with companies satisfactory to Lessor. Lessee shall deliver certificates of insurance or other requested proof of insurance to Lessor. All such insurance shall require 30 days written notice to Lessor and its assigns prior to alteration or cancellation. Lessee hereby appoints Lessor and its assigns as Lessee's attorney-in-fact with respect to endorsement of all documents, checks, or drafts for loss or damage recoverable under all such insurance policies. If Lessee fails to provide evidence of such insurance, Lessor may purchase insurance covering the equipment that benefits Lessor only. Nothing herein shall relieve Lessor of its insurance obligations under the terms of the Loan Agreement. If purchased, this insurance may include coverage beyond that required by this section. Lessee shall reimburse Lessor for cost of that insurance including; (a) premium expense; (b) premium finance charges; and (c) fees for billing and other administrative services. Lessor will discontinue the insurance purchased upon proper notification of Lessee's obtaining insurance that meets the requirements of this section.

13. RISK OF LOSS. Upon execution of this Lease and at all times thereafter, Lessee shall bear the entire risk of loss, damage, theft or destruction to the Equipment or any part thereof, from any and every cause whatsoever, and no such loss, damage, theft or destruction shall relieve Lessee of its obligation to pay payments due, or to comply with any other obligation under this Lease. In the event of such loss, damage, theft or

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destruction, Lessee shall promptly notify Lessor and Lessee shall within 30 days repair or replace such Equipment to its original condition (and, if replaced, shall execute such documents as required by Lessor to convey title to such replacement equipment to Lessor), and shall continue to make Lease payments as called for under this Lease.

14. PURCHASE OF EQUIPMENT. Subject to Lender's Rights, and provided Lessee is not in default and has fully performed all of its obligations hereunder and under the Other Agreements, Lessee shall have an option to purchase the Equipment from Lessor at anytime during the Lease Term or upon expiration of the Lease Term for an amount equal to the fair market value of the Equipment as of the date of exercise of such option, but not less than $500,000. The fair market value shall be determined by mutual agreement and negotiations of the parties. If the parties are unable to agree on the fair market value within 30 days following the date Lessee exercises the option, such fair market value shall be determined by a nationally recognized appraiser mutually acceptable to both parties and the determination of the appraiser shall be final and binding on the parties. Such purchase will be made without any representation or warranty by Lessor and on an AS IS, WHERE IS BASIS, AND WITH ALL FAULTS.

15. DEFAULT. The following events shall constitute an event of default by Lessee under this Lease: (a) failing to pay when due any amount required to be paid to Lessor under this Lease in a timely fashion or to timely perform any covenant, condition, or obligation to be performed by Lessee under this Lease
(ii) failing to timely perform any covenant, condition, or obligation to be performed by Lessee under the Other Agreements (after the expiration of any applicable cure periods as set forth in the Other Agreements); (b) selling, transferring, or disposing of the Equipment or of substantially all of Lessee's assets or merging or reorganizing without the prior written consent of Lessor; or (c) creating, incurring, assuming or suffering to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of Lessor's interest thereunder; or (d) providing financial statements or making representations to Lessor which are incorrect or misleading or inaccurate in any respect; (e) becoming unable to pay debts as they become due or otherwise becoming insolvent or suffering an adverse change in its financial condition.

16. REMEDIES OF LESSOR. Upon the occurrence of a default by Lessee hereunder and at any time thereafter (subject to any applicable grace provisions), Lessor may exercise any one or more of the following remedies, as Lessor, in its sole discretion, shall select: (a) declare all unpaid rentals under this Lease to be immediately due and payable; the amount to be due to be computed as hereinafter set forth; (b) terminate this Lease as to any or all items of Equipment but no such termination shall be deemed to occur unless written notice to that express effect is given by Lessor to Lessee; (c) whether or not this Lease is terminated, take immediate possession of any or all of the Equipment without notice or demand and without court order or process, and for such purpose, enter upon any premises without liability for so doing; (d) sell, lease or otherwise dispose of the Equipment or any item thereof, at a public or private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee; (e) proceed by appropriate action either at law or in equity to enforce performance by Lessee



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of the applicable covenants of this Lease or recover damages for the breach thereof; and (f) exercise any and all rights accruing to a lessor of personal property under any applicable law upon a default by a lessee. Upon default, the Lessor shall be entitled to recover immediately as liquidated damages the sum of
(a) all past due amounts owing under this Lease, including late charges and interest, (b) property taxes accrued or to be accrued during the lease term for the Equipment, which may be estimated by the Lessor, (c) all future payments yet to become due discounted to present value at 5% per annum, and (d) interest on all amounts past due hereunder at the rate of 18% per annum. In addition to the foregoing liquidated damages, Lessee will also be responsible for all recovery costs that Lessor incurs after a default, including, but not limited to, attorneys' fees and all other out-of-pocket costs associated with enforcing the Lessee's obligations or in repossessing the Equipment. If the Lessor sells or releases the Equipment, the liquidated damages for which Lessee is responsible will be credited for the present value of the sale or release proceeds. No right or remedy conferred upon or reserved to Lessor by this Lease shall be exclusive of an other right or remedy herein or by law provided; all rights and remedies of Lessor conferred on Lessor by this Lease or by law shall be cumulative and in addition to every other right and remedy available to Lessor.

17. ASSIGNMENT BY LESSOR. Lessor may assign or transfer the Lease or Lessor's interest in the Equipment only subject to the right of the Lessee to purchase the Equipment pursuant to the terms hereof and with the prior written consent of Lessee, which consent shall not be unreasonably withheld; provided that nothing herein shall be construed to prevent the enforcement of Lender's Rights. Any permitted assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under the Lease and Lessee agrees that it will not assert against any assignee of Lessor any defense, counterclaim, or offset that Lessee may have against Lessor. Lessee acknowledges that any permitted assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risk imposed on Lessee.

18. NO LESSEE ASSIGNMENT OR SUBLEASE. Lessee shall not assign, hypothecate or in any way dispose of all or any part of its rights or obligations under this Lease or enter into any sublease of all or any part of the Equipment without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

19. CONSENT TO COLORADO JURISDICTION AND VENUE AND CHOICE OF LAW. LESSEE AGREES THAT BY ENTERING INTO THIS LEASE, LESSEE HAS TRANSACTED BUSINESS IN THE STATE OF COLORADO. IN THE EVENT OF LEGAL ACTION TO REFORM, ENFORCE, CONSTRUE, OR INTERPRET THIS LEASE, LESSEE CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO, AGREES THAT THE COLORADO COURTS HAVE JURISDICTION OVER LESSEE, AND THAT VENUE AND JURISDICTION SHALL BE PROPER IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF COLORADO. THIS LEASE SHALL IN ALL RESPECTS BE INTERPRETED, AND ALL TRANSACTIONS HEREUNDER AND ALL RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE GOVERNED AND DETERMINED AS TO

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VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT IN ACCORDANCE WITH THE LAWS OF
THE STATE OF COLORADO.

20. OWNERSHIP/PERSONALTY. The Equipment is, and shall remain, the property of the Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment shall remain personal property regardless of whether affixed to real property, and Lessee agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment may be affixed, as Lessor may request, to protect Lessor's title to the Equipment, and upon purchase of the Equipment by Lessee pursuant to the terms contained in this Lease, Lessor agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment may be affixed, as Lessee may request, to evidence and protect Lessee's title to the Equipment and Lessor further agrees to execute all documents necessary to release Lessor's security interest in the equipment.

21. TERMINATION BY LESSEE. Lessee may, at its sole option, terminate this Lease immediately (i) upon breach by Lessor of this Lease or any of the Other Agreements and the failure to cure such breach within 30 days after receipt of written notice from Lessee describing such breach (if Lessor is diligently attempting to cure the breach and the nature of the breach requires longer than 30 days to cure, the cure period shall be extended to allow a reasonable additional period of time to cure the breach) or (ii) upon sale of the Equipment by the Lessor or repossession of the Equipment by Lender.

22. MISCELLANEOUS. (a) Any action by either party hereto against the other party for any default by Lessor under this Lease, shall be commenced within one
(1) year after any such cause of action accrues; (b) if for any reason this transaction is deemed not to be a Lease, Lessee hereby grants Lessor a security interest in the Equipment; (c) all notices, consents, instructions or requests desired or required to be given under this Lease shall be in writing and shall become effective when delivered, or if mailed, when deposited in the U.S. mail postage prepaid or certified or registered mail return receipt requested, at the address set forth in the Co-Pack and Warehousing Agreement or at such other address as such party shall from time to time designate by proper notice; (d) no failure on the part of Lessor to exercise, and no delay in exercising, any rights or remedy under this Lease shall operate as a waiver or modify the terms of this Lease, nor shall any single or partial exercise by Lessor of any right or remedy preclude any other or further exercise of the same or any other right or remedy; (e) Lessee shall promptly provide such further documents and financial reports as Lessor may reasonably require in its normal course of business including copies of annual financial reports, Securities Exchange Commission reports, quarterly reports and any other information as Lessor may reasonably require; (f) no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision of this Lease;
(g) if any of the provisions of this Lease or documentation related thereto is declared to be invalid or unenforceable, such provisions shall be severed from this Lease and the remaining provisions thereof shall remain in full force and effect; and (h) this Lease and all documentation executed in connection therewith represents the entire agreement between the parties hereto and automatically

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cancels and supersedes any and all prior verbal or written understandings with respect thereto.

     The parties have executed this Lease by their duly authorized representatives effective as of the date first set forth above.

LESSOR:

Stokes Canning Company

By: /s/ James S. Lewis
   ---------------------------

Title:  CEO
      ------------------------

LESSEE:

Hoopeston Foods Denver Corp.

By: /s/ John L. Steele
   ----------------------------

Title:  Pres/Ceo
      -------------------------



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                                   SCHEDULE 1

                            List of Other Agreements

1. Non-Branded Inventory Sales Agreement.

2. Co-Pack Agreement for Buyer to co-pack Seller's branded products.

3. License Agreement for Buyer to license the use of permits, licenses, recipes and other intangible assets of Seller that are in use at the Plant.

4. Lease Override Agreement for additional payments to be made by Buyer to Seller.

5. EBITDA Overview Committee Agreement.




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